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                                                                    EXHIBIT 10.4

                             GREENFIELD ONLINE, INC.

                        2004 EMPLOYEE STOCK PURCHASE PLAN

                      AS APPROVED BY THE BOARD OF DIRECTORS
                    ON _______, 2004 AND GREENFIELD ONLINE'S
                           STOCKHOLDERS ON _____, 2004

      Greenfield Online, Inc. (the "COMPANY") does hereby establish its 2004 Employee Stock Purchase Plan ("Plan") as follows:

      1. PURPOSE OF THE PLAN. The purpose of this Plan is to provide eligible employees who wish to become stockholders in the Company a convenient method of doing so. It is believed that employee participation in the ownership of the business will be to the mutual benefit of both the employees and the Company. The Company intends to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended ("CODE"). The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner that is consistent with the requirements of that section of the Code.

      2. DEFINITIONS.

            2.1 "ACCOUNT" shall mean the funds accumulated with respect to an individual Participant as a result of deductions from his or her paycheck for the purpose of purchasing stock under this Plan. The funds allocated to a Participant's Account shall remain the property of the respective employee at all times but may be commingled with the general funds of the Company. No interest shall be accrued, owed or paid on amounts in a Participant's Account.

            2.2 "BASE PAY" means regular straight time salary and earnings, plus review cycle bonuses and overtime payments, payments for incentive compensation, and other special payments except to the extent that any such item is specifically excluded by the Committee.

            2.3 "BOARD" means the Board of Directors of the Company.

            2.4 "COMMITTEE" means the Compensation Committee of the Board (or any other committee of the Board comprised to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and designated by the Board to administer the Plan). Notwithstanding any delegation of authority to the Committee, the Board may also take any action under the Plan in its discretion at any time, and any reference in this Plan document to the rights and obligations of the Committee shall be construed to apply equally to the Board.

            2.5 "COMPANY" means Greenfield Online, Inc.

            2.6 "ESPP BROKER" means a stock brokerage or other financial services firm designated by the Company to establish accounts for shares purchased under the Plan by Participants.

            2.7 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.
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            2.8 "PARTICIPANT" means an employee of the Company or one of its
Subsidiaries who, pursuant to Section 3, is eligible to participate in the Plan and has complied with the requirements of Section 8.

            2.9 "PLAN" means this Greenfield Online, Inc. 2004 Employee Stock Purchase Plan.

            2.10 "SUBSIDIARIES" means any present or future domestic or foreign corporation that: (a) would be a "subsidiary corporation" of the Company as that term is defined in Section 424 of the Code, and (b) whose employees have been designated by the Committee to be eligible, subject to Section 3, to be Participants under the Plan. The Committee shall have complete discretion to designate from time to time the subsidiary corporations whose employees will be eligible, subject to Section 3, to be Participants under the Plan, and the Committee's designation or change in designation to add or remove a corporation from the list of participating subsidiary corporations shall not require the consideration or approval of the Company's shareholders.

      3. EMPLOYEES ELIGIBLE TO PARTICIPATE. Any employee of the Company or any of its Subsidiaries who is in the employ of the Company or its Subsidiaries on an offering commencement date is eligible to participate in that offering, except (a) employees whose customary employment is less than 20 hours per week, and (b) employees whose customary employment is for not more than five months in any calendar year. With respect to any employee subject to Section 16(b) of the Exchange Act, the Company may impose such conditions on the grant or exercise of any rights hereunder necessary to satisfy the requirements of the Exchange Act or applicable regulations promulgated thereunder.

      4. OFFERINGS. There will be twelve separate consecutive offerings pursuant to the Plan. The first offering shall commence on the date in 2004 that is specified by the Committee and is at least ninety (90) days after the date on which the Company's registration statement for the registration under the Securities Act of 1933, as amended, of shares of the common stock of the Company becomes effective, and shall continue through December 31, 2004. Thereafter, offerings shall commence on each subsequent January 1 and July 1 and shall last for a period of six months, and the final offering under this Plan shall commence on January 1, 2010 and terminate on June 30, 2010. In order to become eligible to purchase shares, an employee must complete and submit an enrollment agreement provided by the Company, and any other necessary papers on or before the commencement date (January 1 or July 1) of the particular offering in which he or she wishes to participate. Participation in one offering under the Plan shall neither limit, nor require, participation in any other offering.

      5. PRICE. The purchase price per share shall be the lesser of (1) 85% of the fair market value of the stock on the offering date; or (2) 85% of the fair market value of the stock on the last business day of the offering. Fair market value shall mean the closing bid price as reported on the Nasdaq National Market or the Nasdaq SmallCap Market or, if the stock is traded on a stock exchange, the closing price for the stock on the principal such exchange.

      6. OFFERING DATE. The "OFFERING DATE" as used in this Plan shall be the commencement date of the offering, if such date is a regular business day, or the first regular business day following such commencement date. A different date may be set by the Committee.

      7. NUMBER OF SHARES TO BE OFFERED. The maximum number of shares that will be offered under the Plan is 250,000 shares on a post split basis. The shares to be sold to
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Participants under the Plan will be common stock of the Company. If for any reason not all shares offered to a Participant under an option grant are purchased (e.g., due to a withdrawal pursuant to Section 14), the Shares not purchased shall again become available to be offered under the Plan. If the total number of shares for which options are to be granted on any date in accordance with Section 10 exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Committee shall make a pro rata allocation of the shares remaining available in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable. In such event, the payroll deductions to be made pursuant to the authorizations therefor shall be reduced accordingly and the Company shall give written notice of such reduction to each Participant affected thereby.

      8. PARTICIPATION.

            8.1 An eligible employee may become a Participant by completing and submitting an enrollment agreement provided by the Company and filing it with the Company prior to the commencement of the offering to which it relates.

            8.2 Payroll deductions for a Participant shall commence on the offering date, and shall end on the termination date of such offering unless earlier terminated by the Participant as provided in Paragraph 14.

      9. PAYROLL DEDUCTIONS.

            9.1 At the time a Participant files his or her authorization for a payroll deduction, he or she shall elect to have deductions made from his or her Base Pay on each payday during the time he or she is a Participant in an offering at the rate of 2%, 4%, 6%, 8%, or 10% of his or her Base Pay.

            9.2 All payroll deductions made for a Participant shall be credited to his or her Account under the Plan. A Participant may not make any separate cash payment into such Account nor may payment for shares be made other than by payroll deduction.

            9.3 A Participant may discontinue his or her participation in the Plan as provided in Section 14, but no other change can be made during an offering and, specifically, a Participant may not alter the rate of his payroll deductions for that offering.

      10. GRANTING OF OPTION. On the offering date, this Plan shall be deemed to have granted to the Participant an option for as many full shares of common stock as he or she will be able to purchase with the payroll deductions credited to his or her Account during his or her participation in that offering. All employees who participate in an offering shall have the same rights and privileges with respect to that offering in accordance with Code Section 423(b)(5). In addition to the foregoing limit and the limit set forth in Section 21, no Participant may purchase more than 1,000 shares during any single offering. The 1,000 share limit may be adjusted as permitted pursuant to Section 20 of the Plan. Any cash in a Participant's Account at the end of an offering after options have been exercised (e.g., because the foregoing dollar or share limitations prevent full use of the Account balance to purchase shares) shall be returned to the Participant as soon as practicable, without interest being paid on the amount returned. Notwithstanding the foregoing, any cash in a Participant's Account at the end of an offering that could not be spent because the Plan does not permit purchases of fractional shares shall be rolled over and used to purchase shares in any subsequent offering in which the employee participates.
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      11. EXERCISE OF OPTION. Each employee who continues to be a Participant in an offering on the last business day of that offering shall be deemed to have exercised his or her option on such date at the price as determined pursuant to
Section 5 above and shall be deemed to have purchased from the Company such number of full shares of common stock reserved for the purpose of the Plan as his or her accumulated payroll deductions on such date will pay for at the option price. In order to complete a Participant's purchase of shares under this Plan, the Company may issue shares to the Participant, or the Company may purchase shares on the open market and resell such shares to the Participant.
All such shares issued or sold to Participants under this Plan (including those purchased on the open market) shall reduce the number of shares available to be offered under this Plan.

      12. EMPLOYEE'S RIGHTS AS A STOCKHOLDER. No Participant shall have any right as a stockholder with respect to any shares until the shares have been purchased in accordance with Section 11 above and the stock has been issued by the Company.

      13. EVIDENCE OF STOCK OWNERSHIP.

            13.1 Promptly following the end of each offering, the number of shares of common stock purchased by each Participant shall be deposited into an Account established in the employee's name at the ESPP Broker.

            13.2 The Participant may direct, by written notice to the Company at the time of his or her enrollment in the Plan, that his or her ESPP Broker Account be established in the names of the Participant and one other person designated by the Participant, as joint tenants with right of survivorship, tenants in common, or community property, to the extent and in the manner permitted by applicable law. Any shares purchased after such a request is properly submitted to the Company shall be placed in such jointly-owned account.

            13.3 A Participant shall be free to undertake a disposition (as that term is defined in Section 424(c) of the Code) of the shares in his or her Account at any time, whether by sale, exchange, gift, or other transfer of legal title, but in the absence of such a disposition of the shares, the shares must remain in the Participant's Account at the ESPP Broker until the holding period set forth in Section 423(a) of the Code has been satisfied. With respect to shares for which the Section 423(a) holding period has been satisfied, the Participant may move those shares to another brokerage account of Participant's choosing or request that a stock certificate be issued and delivered to him or her.

            13.4 A Participant who is not subject to payment of U.S. income taxes may move his or her shares to another brokerage account of his or her choosing or request that a stock certificate be issued and delivered to him or her at any time, without regard to the satisfaction of the Section 423(a) holding period.

      14. WITHDRAWAL.

            14.1 A Participant may withdraw from an offering, in whole but not in part, at any time prior to the last business day of such offering by delivering a withdrawal notice to the Company, in which event the Company will refund the entire balance of his or her deductions as soon as practicable thereafter.
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            14.2 To re-enter the Plan, an employee who has previously withdrawn must file a new Enrollment Agreement in accordance with Section 8.1. The employee's re-entry into the Plan will not become effective before the beginning of the next offering following his withdrawal, and if the withdrawing employee is an officer of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934 he or she may not re-enter the Plan before the beginning of the second offering following his or her withdrawal.

      15. CARRYOVER OF ACCOUNT. At the termination of each offering, the Company shall automatically re-enroll the Participant in the next offering at the Participant's then current rate of payroll deduction unless the Participant has notified the Company that he or she wants to change his or her payroll deduction rate or not participate in the next offering(s). The balance in the Participant's Account that results because the Plan does not permit purchases of fractional shares shall be used for option exercises in the new offering. Upon termination of the Plan, the balance of each Participant's Account shall be refunded to him.

      16. INTEREST. No interest will be accrued, owed or paid on any money in the Accounts of Participants.

      17. RIGHTS NOT TRANSFERABLE. No Participant shall be permitted to sell, assign, transfer, pledge, or otherwise dispose of or encumber either the payroll deductions credited to his Account or any rights with regard to the exercise of an option or to receive shares under the Plan other than by will or the laws of descent and distribution, and such right and interest shall not be liable for, or subject to, the debts, contracts, or liabilities of the Participant. If any such action is taken by the Participant, or any claim is asserted by any other party in respect of such right and interest whether by garnishment, levy, attachment or otherwise, such action or claim will be treated as an election to withdraw funds in accordance with Section 14. Only the employee may elect to participate in or withdraw from the Plan, and such election rights may not be transferred.

      18. TERMINATION OF EMPLOYMENT. Upon termination of employment for any reason whatsoever, including but not limited to death or retirement, the balance in the Account of a Participant shall be paid to the Participant or his estate.

      19. AMENDMENT OR DISCONTINUANCE OF THE PLAN. The Committee shall have the right to amend, modify, or terminate the Plan at any time without notice, provided that no Participant's existing rights under any offering already made under Section 4 hereof may be adversely affected thereby, and provided further that no such amendment of the Plan shall, except as provided in Section 20, increase above [ ] shares the total number of shares to be offered unless stockholder approval is obtained therefor.

      20. CHANGES IN CAPITALIZATION. In the event of reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, offerings of rights, or any other change in the structure of the common shares of the Company, the Committee may make such adjustment, if any, as it may deem appropriate in the number, kind, and the price of shares available for purchase under the Plan, and in the number of shares which a Participant is entitled to purchase.

      21. SHARE OWNERSHIP. Notwithstanding anything herein to the contrary, no employee shall be permitted to subscribe for any shares under the Plan if such employee, immediately after such subscription, owns shares (including all shares which may be purchased under outstanding subscriptions under the Plan) possessing 5% or more of the total combined voting power or value of all classes of shares of the Company or of its parent corporation or
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Subsidiaries. For the foregoing purposes the rules of Section 424(d) of the Code shall apply in determining share ownership. In addition, no employee shall be allowed to subscribe for any shares under the Plan which permits his rights to purchase shares under all "employee stock purchase plans" of the Company and its Subsidiaries to accrue at a rate which exceeds $25,000 of the fair market value of such shares (determined at the time such right to subscribe is granted) for each calendar year in which such right to subscribe is outstanding at any time.

      22. ADMINISTRATION. The Plan shall be administered by the Committee. The Committee may delegate any or all of its authority hereunder to such officer of the Company as it may designate. The administrator shall be vested with full authority to make, administer, and interpret such rules and regulations as it deems necessary to administer the Plan, and any determination, decision, or action of the administrator in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive, and binding upon all Participants and any and all persons claiming under or through any Participant.

      23. NOTICES. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

      24. TERMINATION OF THE PLAN. This Plan shall terminate at the earliest of the following:

            24.1 June 30, 2010.

            24.2 The date of the filing of a statement of intent to dissolve by the Company or the effective date of a merger or consolidation wherein the Company is not to be the surviving corporation, which merger or consolidation is not between or among corporations related to the Company. Prior to the occurrence of either of such events, on such date as the Company may determine, the Company may permit a Participant to exercise the option to purchase shares for as many full shares as the balance of his or her Account will allow at the price set forth in accordance with Section 5. If the Participant elects to purchase shares, the remaining balance of his or her Account will be refunded after such purchase.

            24.3 The date the Committee acts to terminate the Plan in accordance with Section 19 above.

            24.4 The date when all shares reserved under the Plan have been purchased.

      25. LIMITATIONS ON SALE OF STOCK PURCHASED UNDER THE PLAN. The Plan is intended to provide common stock for investment and not for resale. The Company does not, however, intend to restrict or influence any employee in the conduct of his or her affairs. An employee, therefore, may sell stock purchased under the Plan at any time he or she chooses, subject to compliance with any applicable Federal or state securities laws. THE EMPLOYEE ASSUMES THE RISK OF ANY MARKET FLUCTUATIONS IN THE PRICE OF THE STOCK.

      26. GOVERNMENTAL REGULATION. The Company's obligation to sell and deliver shares of the Company's common stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance, or sale of such shares.
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      27. NO EMPLOYMENT RIGHTS. The Plan does not create, directly or indirectly, any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company or employment for a certain number of hours per week or months per calendar year, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an employee's employment at any time.

      28. DATES. All references in the Plan to a date are intended to refer to dates in the United States, and references to business days refer to days on which the Nasdaq National Market is accepting trades.

      29. GOVERNING LAW. The law of the state of Delaware shall govern all matters that relate to this Plan except to the extent it is superseded by the laws of the United States.

      30. SAVINGS CLAUSE. It is intended that this Plan conform to Section 423 of the Code, all regulations promulgated thereunder and all rules adopted with respect thereto. Any provision of this Plan that does not conform to such Code section, regulations and rules, or is in violation thereof, shall be of no force or effect.